UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 22, 2019

ULTRA PETROLEUM CORP.

(Exact Name of Registrant as Specified in its Charter)

Yukon, Canada	001-33614	N/A
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

116 Inverness Drive East, Suite 400

Englewood, Colorado 80112

(Address of Principal Executive Offices) (Zip Code)

303-708-9740

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The relevant information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On January 23, 2019, Ultra Petroleum Corp. (the “Company”) issued a press release announcing the consummation of the Exchange Transaction (as defined in Item 8.01 below). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information contained or incorporated in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

Exchange Agreements

On January 22, 2019, the Company and its subsidiaries entered into an Exchange Agreement (the “First Exchange Agreement”), pursuant to which the holders named therein exchanged $11.6 million aggregate principal amount of the 6.875% Senior Notes due 2022 (“Unsecured Notes”) of Ultra Resources, Inc., a Delaware corporation (“Ultra Resources”), a wholly owned subsidiary of the Company, for approximately $7.0 million aggregate principal amount of Ultra Resources’ 9.00% Cash / 2.00% PIK Senior Secured Second Lien Notes due July 2024 (“Second Lien Notes” and such transaction, the “First Exchange Transaction”). Such Second Lien Notes were issued pursuant to that certain Indenture, dated as of December 21, 2018 (the “Second Lien Notes Indenture”), among Ultra Resources, as issuer, the Company and its other subsidiaries, as guarantors, and Wilmington Trust, National Association, as trustee and collateral agent (the “Trustee”). The First Exchange Transaction closed concurrently with the execution of the First Exchange Agreement.

In addition, on January 23, 2019, the Company and its subsidiaries entered into an Exchange Agreement (the “Second Exchange Agreement” and, together with the First Exchange Agreement, the “Exchange Agreements”), pursuant to which the holders named therein exchanged approximately $12.5 million aggregate principal amount of Unsecured Notes for approximately $7.5 million aggregate principal amount of Second Lien Notes (such transaction, the “Second Exchange Transaction” and, together with the First Exchange Transaction, the “Exchange Transaction”). Such Second Lien Notes were issued pursuant to the Second Lien Notes Indenture. The Second Exchange Transaction closed concurrently with the execution of the Second Exchange Agreement.

Pursuant to the terms of the Exchange Agreements, each exchanging noteholder received $600 aggregate principal amount of Second Lien Notes for each $1,000 aggregate principal amount of Unsecured Notes validly exchanged by such noteholder. The Exchange Agreements contained certain representations, warranties and other agreements by the Company and the noteholders party thereto.

The Second Lien Notes issued in the Exchange Transaction were offered and sold pursuant to the exemption provided by Section 4(a)(2) of the Securities Act. This offer was made by the Company to a limited number of persons, each of which is an accredited investor (within the meaning of Rule 501 promulgated under the Securities Act). The Company did not receive any cash proceeds from the issuance of Second Lien Notes in the Exchange Transaction.

The foregoing description of the Exchange Agreements does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the First Exchange Agreement and the Second Exchange Agreement, which are filed as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated by reference in this Item 8.01.

Supplemental Indentures to Second Lien Notes Indenture

As previously disclosed, the terms of the Second Lien Notes include those stated in the Second Lien Notes Indenture, which was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on December 26, 2018 and is incorporated by reference in this Item 8.01.

On January 22, 2019, in connection with the consummation of the First Exchange Transaction, Ultra Resources, the Company and its other subsidiaries, as guarantors, and the Trustee entered the First Supplemental Indenture to the Second Lien Notes Indenture (the “First Supplemental Indenture”). The First Supplemental Indenture provided for the issuance of approximately $7.0 million aggregate principal amount of additional Second Lien Notes pursuant to the First Exchange Agreement.

On January 23, 2019, in connection with the consummation of the Second Exchange Transaction, Ultra Resources, the Company and its other subsidiaries, as guarantors, and the Trustee entered the Second Supplemental Indenture to the Second Lien Notes Indenture (the “Second Supplemental Indenture”). The Second Supplemental Indenture provided for the issuance of approximately $7.5 million aggregate principal amount of additional Second Lien Notes pursuant to the Second Exchange Agreement.

All other material terms and conditions of the Second Lien Notes Indenture and the Second Lien Notes were unchanged.

The foregoing descriptions of the First Supplemental Indenture and the Second Supplemental Indenture do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the First Supplemental Indenture and the Second Supplemental Indenture, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference in this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	First Supplemental Indenture, dated as of January 22, 2019, to Indenture dated as of December 21, 2018, by and among Ultra Petroleum Corp., Ultra Resources, Inc., the subsidiary guarantors party thereto, and Wilmington Trust, National Association, as trustee.

4.2	Second Supplemental Indenture, dated as of January 23, 2019, to Indenture dated as of December 21, 2018, by and among Ultra Petroleum Corp., Ultra Resources, Inc., the subsidiary guarantors party thereto, and Wilmington Trust, National Association, as trustee.

99.1	Press Release of Ultra Petroleum Corp., dated January 23, 2019.

99.2	Exchange Agreement, dated as of January 22, 2019, by and among Ultra Petroleum Corp., Ultra Resources, Inc., certain subsidiary guarantors thereto and certain noteholders.

99.3	Exchange Agreement, dated as of January 23, 2019, by and among Ultra Petroleum Corp., Ultra Resources, Inc., certain subsidiary guarantors thereto and certain noteholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 25, 2019

ULTRA PETROLEUM CORP.

By:	/s/ Andrew C. Kidd
Name:	Andrew C. Kidd
Title:	Senior Vice President, General Counsel and Corporate Secretary